Exhibit 10.7
PRIVATE PLACEMENT UNIT PURCHASE AGREEMENT
     Private Placement Unit Purchase Agreement (this “Agreement”) made as of this 8th day of March, 2006 among Acquicor Technology Inc., a Delaware corporation (the “Company”), ThinkEquity Partners LLC (“TEP”) as representative of the underwriters of the IPO (solely for the purposes of Sections 5 and 8 hereof), and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (which persons and entities are hereinafter collectively referred to as “Purchasers” and each individually as a “Purchaser”).
     Whereas, the Company has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-1, as amended (File No. 333-128058) (the “Registration Statement”), in connection with the Company’s initial public offering (the “IPO”) of units, each unit (“Unit”) consisting of (i) one share of the Company’s common stock, $0.0001 par value (the “Common Stock”), and (ii) two warrants (the “Warrants”), each Warrant to purchase one share of Common Stock;
     Whereas, the Company desires to sell, and the Purchasers desire to acquire, in a private placement (the “Placement”) an aggregate of 333,334 units (the “Placement Units”) substantially identical to the Units being issued in the IPO pursuant to the terms and conditions hereof and as set forth in the Registration Statement, except that the Placement Units and the underlying shares of Common Stock and Warrants shall not be registered under the Securities Act of 1933, as amended (the “Securities Act”);
     Whereas, the Warrants included in the Placement Units shall be governed by the Warrant Agreement filed as an exhibit to the Registration Statement; and
     Whereas, the Purchasers are entitled to registration rights with respect to the Common Stock and the Warrants comprising the Placement Units and the Common Stock underlying such Warrants (collectively, the “Registrable Securities”) on the terms set forth in this agreement.
     Now, Therefore, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:
     1.     Purchase of Units. Each Purchaser hereby agrees, severally and not jointly, to purchase the number of Placement Units set forth opposite such Purchaser’s name on Exhibit A hereto at a purchase price of $6.00 per Placement Unit, for an aggregate purchase price of $2,000,004 (the “Purchase Price”).
     2.     Closing. The closing of the purchase and sale of the Placement Units (the “Closing”) will take place at such time and place as the parties may agree (the “Closing Date”), but in no event later than the date on which the SEC declares the Registration Statement effective (the “Effective Date”). On the Effective Date, the Purchasers shall pay the Purchase Price by wire transfer of funds to an account maintained by the Company. Immediately prior to the closing of the IPO, the Company shall deposit the Purchase Price into the trust account described in the Registration Statement (the “Trust Account”). The certificates for the Common Stock and Warrants comprising the Placement Units shall be delivered to the Purchasers promptly after the closing of the IPO.
     3.     Voting of Shares. If the Company solicits approval of its stockholders of a Business Combination, the Purchasers shall vote all of the shares of the Common Stock acquired by the Purchasers (i) pursuant to this Agreement, (ii) in the IPO and (iii) in the aftermarket in favor of such Business Combination and therefore waive any conversion rights they might have with respect to such shares. As used herein, a “Business Combination” shall mean an acquisition of, through a merger, capital stock exchange, stock purchase, asset acquisition, or other similar business combination, one or more domestic and/or foreign operating businesses.
     4.     Waiver of Liquidation Distributions. In connection with the Placement Units purchased pursuant to this Agreement, the Purchasers hereby waive any and all right, title, interest or claim of any kind in or to any liquidating distributions by the Company in the event of a liquidation of the Company upon the Company’s failure to timely complete a Business Combination. For purposes of clarity, any shares of Common Stock purchased in the IPO or the aftermarket by the Purchasers shall be eligible to receive any liquidating distributions by the Company.

     5.     Lock-Up Agreement. Each Purchaser shall not (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”) with respect to, any Placement Units and the shares and warrants comprising such Placement Units, or any securities convertible into or exercisable or exchangeable for shares, or warrants or other rights to purchase shares or any such securities (the “Lock-up Securities”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Lock-up Securities, whether any such transaction is to be settled by delivery of the Lock-up Securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The restrictions imposed under this Section 5 shall expire with respect to 50% of the Lock-up Securities upon consummation of a Business Combination and with respect to the remaining 50% of the Lock-up Securities on the one-year anniversary of the consummation of a Business Combination. In order to enforce this covenant, the undersigned agrees, if requested by TEP, to deposit the Placement Units in an account to be established at TEP.
     6.     Representations and Warranties of the Purchaser. Each Purchaser hereby represents and warrants to the Company that:
               6.1     Such Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.
               6.2     The Placement Units, Common Stock and Warrants are being acquired for such Purchaser’s own account, only for investment purposes and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.
               6.3     Such Purchaser has the full right, power and authority to enter into this Agreement and this Agreement is a valid and legally binding obligation of such Purchaser enforceable against such Purchaser in accordance with its terms.
     7.     Registration Rights.
               7.1     Demand Registration. At any time and from time to time on or after the date three months prior to the date on which the lock-up restrictions applicable to such Registrable Securities, if any, expire, the Purchasers or their respective transferees holding a majority-in-interest of the Registrable Securities may make a written demand for registration under the Securities Act of all or part of their Registrable Securities (a “Demand Registration”). Any demand for a Demand Registration shall specify the number of Registrable Securities proposed to be sold and the intended method(s) of distribution thereof. The Company will notify all holders of Registrable Securities (each a “Holder)”of the demand, and each Holder who wishes to include all or a portion of such Holder’s Registrable Securities in the Demand Registration (each such Holder including shares of Registrable Securities in such registration, a “Demanding Holder”) shall so notify the Company within fifteen (15) days after the receipt by the Holder of the notice from the Company. Upon any such request, the Demanding Holders shall be entitled to have their Registrable Securities included in the Demand Registration.
The Company shall, as expeditiously as possible and in any event within sixty (60) days after receipt of a request for a Demand, prepare and file with the SEC a Registration Statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of all Registrable Securities to be registered thereunder in accordance with the intended method(s) of distribution thereof, and shall use its best efforts to cause such Registration Statement to become effective as promptly as practicable, but in no event prior to the consummation of the Business Combination.
The Company shall not be obligated to effect more than two Demand Registrations in respect of Registrable Securities.

               7.2     “Piggyback” Registration Rights. Subject to the last sentence of this Section 7.2, at any time after a Business Combination, if the Company shall determine to proceed with the actual preparation and filing of a new registration statement under the Securities Act in connection with the proposed offer and sale of any of its securities by it or any of its security holders (other than a registration statement on Form S-4, S-8 or other limited purpose form), the Company will give written notice of its determination to each Holder. Upon a written request from any Holder, within 15 days after receipt of any such notice from the Company, the Company will, except as herein provided, cause all of the Registrable Securities covered by such request (the “Requested Stock”) held by the electing Holders (each such Holder including shares of Registrable Securities in such registration, a “Requesting Holder”) to be included in such registration statement (each, a “Piggy-Back Registration”), all to the extent required to permit the sale or other disposition by the prospective seller or sellers of the Requested Stock; provided, further, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. If any registration pursuant to this Section 7.2 shall be underwritten in whole or in part, the Company may require that the Requested Stock be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. In such event, the Requesting Holders shall, if requested by the underwriters, execute an underwriting agreement containing customary representations and warranties by selling stockholders and a lock-up on Registrable Securities not being sold. If, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Requested Stock would reduce the number of shares to be offered by the Company or interfere with the successful marketing of the shares of stock offered by the Company, the number of shares of Requested Stock otherwise to be included in the underwritten public offering may be reduced pro rata (by number of shares of Requested Stock) among the Requesting Holders and all other holders of registration rights who have requested inclusion of their securities, or excluded in their entirety if so required by the underwriter. To the extent only a portion of the Requested Stock is included in the underwritten public offering, those shares of Requested Stock that are thus excluded from the underwritten public offering and any other securities of the Company held by the Requesting Holders shall be withheld from the market by the Requesting Holders for a period, not to exceed 90 days, (or such longer period, not to exceed 18 days after the expiration of the 90-day period, as the underwriters or the Company shall request in order to facilitate compliance with NASD Rule 2711) which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering. At such time as the provisions of the registration rights agreement filed as an exhibit to the Registration Statement covering the shares of Common Stock acquired by the Holders prior to the IPO may be exercised, the exercise and procedural provisions of such agreement, rather than the provisions of Sections 7.2, 7.3 and 7.4 hereof, shall govern the Registrable Securities with respect to Piggy-Back Registrations.
               7.3     Registration Procedures. To the extent required by Sections 7.1 or 7.2, the Company will:
                         (a)     prepare and file with the SEC a registration statement with respect to such securities, and use its best efforts to cause such registration statement to become and remain effective until the earlier of the date on which all of the Registrable Securities included in the registration statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or three years from the effective date thereof;
                         (b)     prepare and file with the SEC such amendments to such registration statement, and supplements to the prospectus contained therein, as may be necessary to keep such registration statement effective until the earlier of the date on which all of the Registrable Securities included in the registration statement have been disposed of in accordance with the intended method(s) of distribution set forth in such Registration Statement or three years from the effective date thereof;
                         (c)     furnish to the Holders participating in such registration, and to the underwriters of the securities being registered, such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such Holders may reasonably request in order to facilitate the public offering of such securities;
                         (d)     use its best efforts to register or qualify the securities covered by such registration statement under such state securities or blue sky laws of such jurisdictions as the Holders may reasonably request in writing within 20 days following the original filing of such registration statement, except that the Company shall not for any purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified;

                         (e)     notify the Holders, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;
                         (f)     notify the Holders promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;
                         (g)     prepare and promptly file with the SEC and promptly notify such Holders of the filing of such amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and
                         (h)     advise the Holders, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.
Each Holder shall cooperate with the Company in providing the information necessary to effect the registration of the Registrable Securities, including completion of customary questionnaires.
               7.4     Expenses. The Company shall bear all costs and expenses incurred in connection with any Demand Registration pursuant to Section 7.1, any Piggy-Back Registration pursuant to Section 7.2, and all expenses incurred in performing or complying with its other obligations under this Agreement, whether or not the Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees; (ii) fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities); (iii) printing expenses; (iv) the Company’s internal expenses (including, without limitation, all salaries and expenses of its officers and employees); (v) the fees and expenses incurred in connection with the exchange listing of the Registrable Securities; (vi) National Association of Securities Dealers, Inc. fees; (vii) fees and disbursements of counsel for the Company and fees and expenses for independent certified public accountants retained by the Company (including the expenses or costs associated with the delivery of any opinions or comfort letters); (viii) the fees and expenses of any special experts retained by the Company in connection with such registration and (ix) the fees and expenses of one legal counsel selected by the Holders of a majority-in-interest of the Registrable Securities included in such registration. The Company shall have no obligation to pay any underwriting discounts or selling commissions attributable to the Registrable Securities being sold by the Holders thereof, which underwriting discounts or selling commissions shall be borne by such Holders. Additionally, in an underwritten offering, all selling shareholders and the Company shall bear the expenses of the underwriter pro rata in proportion to the respective amount of shares each is selling in such offering.
     8.     Waiver of Claims; Indemnification. Each Purchaser hereby waives any and all rights to assert any present or future claims, including any right of rescission, against the Company, TEP or the other underwriters in the IPO with respect to its purchase of the Placement Units, and each Purchaser agrees to indemnify and hold the Company, TEP and the other underwriters in the IPO harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Company, TEP or such other underwriters by such Purchaser of the Placement Units or its transferees, heirs, assigns or any subsequent holders of the Placement Units.
     9.     Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Agreement or any counterpart may be executed via facsimile transmission, and any such executed facsimile copy shall be treated as an original.
     10.     Governing Law. This Agreement shall for all purposes be deemed to be made under and shall be construed in accordance with the laws of the State of New York. Each of the parties hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this Agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York, and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. Each of the parties hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

ACQUICOR TECHNOLOGY INC. A Delaware Corporation
By:	/s/ Ellen M. Hancock
	Name:	Ellen M. Hancock
	Title:	President

THINKEQUITY PARTNERS LLC as representative of the underwriters
By:	/s/ Benjamin J. Davey
Name: Benjamin J. Davey
Title: Managing Director & Director of Equity Syndicate

ACQUICOR MANAGEMENT LLC
By:	/s/ Gilbert F. Amelio, PhD
	Name:	Gilbert F. Amelio, PhD
	Title:	Manager

/s/ Harold L. Clark, Ed.D.
Harold L. Clark, Ed.D.

/s/ John P. Kensey
John P. Kensey

/s/ Moshe I. Meidar
Moshe I. Meidar

Exhibit A
SCHEDULE OF PURCHASERS

		Aggregate
Name	Units	Purchase Price
Acquicor Management LLC	208,333	$1,249,998.00
Harold L. Clark, Ed.D.	41,667	250,002.00
John P. Kensey	41,667	250,002.00
Moshe I. Meidar	41,667	250,002.00
Total:	333,334	$2,000,004.00